Exhibit 99.2

Presentation Outline for The 9th Oil and Gas Conference Denver, August 2004

Slide 1 - Multi-Play, Multi-Pay In the Maverick Basin The 9th Oil and Gas Conference Denver August 2004 Roberto R. Thomae Vice President-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300, Fax: (210) 496-3232; www.txco.com
- Contact: Roberto R. Thomae, VP-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2003, and its Form 10-Q for the quarter ended March 31, 2004. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO Snapshot
- Founded 1979
- Headquartered in San Antonio since 1984
- Nasdaq Smallcap: TXCO
- Trading Statistics
- Current 3-month average daily volume -- 72,500 shares
- 1st Half 2004 recap
- 14.5 million shares traded
- High -- $7.19 - Low -- $3.70

Slide 4 - TXCO Profile

-  Highly focused on the Maverick Basin
-  Large acreage position -- over 554,000 acres
     -   3-D seismic acquired on 446,000 acres
-   Multi-year prospect inventory
-  Full-cycle exploration company
     -   Lease/CAEX* prospect generation/drill/produce
-  Balanced producer with infrastructure control
     -   33% oil -- 67% gas -- 80+ mile pipeline system
-   Highly experienced exploration team
     -   Typically with 20-30 years of professional experience

*   Computer-assisted exploration, see appendix for definition

Slide 5 - TXCO Growth Strategy

Increase Shareholder Value Through:
-  Accumulating large lease position in core area
-  Controlling majority of exploration/development activity and timetable
-  Applying advanced technology to mitigate drilling risk
     -   3-D seismic -- fewer dry holes
     -   Horizontal drilling -- higher production rates
-  Maintaining conservative debt profile

Slide 6 - TXCO Maverick Basin Focus Area
Map of Western United States of America with Maverick and Williston Basins indicated, and an inset map focusing in on TXCO's lease area and indicating a 75-mile span

-     554,000 gross acres
-     More than 85% working interest
-     80% 3-D seismic coverage
-     Seven current plays -- from 1,000' to 22,000'
-     Multi-year drilling inventory -- 1,500+ prospects

Slide 7 - Maverick Basin: Prospect Rich
 Drawing showing geologic formations.

-     Escondido 1,000' +/-
-     Olmos/CBM 1,500' +/-
-     San Miguel 1,800' +/-
-     Georgetown 4,000' +/-
-     Glen Rose Porosity/Reefs/Shoals 5,000' +/-
-     Jurassic Formation 16,000' +/-
-     Maverick Basin has 20+ productive zones

Slide 8 - TXCO Capitalization

-  $136 million enterprise value at July 26, 2004*
-  27.96 million common shares
        -   20.4% held by insiders
             -   4.6 million issued shares
             -   1.4 million in stock options
-  $16 million in redeemable preferred stock issued in August 2003
-  $6.1 million outstanding at July 2004 on reserve-base credit facility

*  See appendix for definition

During the presentation Mr. Thomae inadvertently referred to the 27.96 million common shares as "fully-diluted," however, this is the number of shares currently outstanding without dilution considered.

Slide 9 - Reserves and Production Rising
Slide contains two charts: 1) Average Daily Production, and 2) Total Proved Reserves - Bcfe.

Chart 1 is a bar graph showing MMcfed for 2001 through 2003, 1st Half 2004 and the July 15, 2004    Daily Rate; as follows:
     2001 -- 8.1; 2002 -- 12.0; 2003 -- 13.2; 1st Half 2004 -- 12.7; and July 15, 2004 Daily Rate -- 16.9.

Chart 2 shows reserves in Bcfe by formation in layers, for the period from 2000 to 2003, for:
     Escondido - gas; Georgetown - oil; Georgetown - gas; San Miguel - oil; Glen Rose - oil;
     Glen Rose - gas; Other Formations; and, Williston Basin - oil. The chart shows the significant
     growth in gas reserves in the Glen Rose and Georgetown formations and the growth in oil reserves      from the San Miguel, Georgetown and Glen Rose formations. Also indicates ending 2003 reserves at      28.4 Bcfe.

-     72% CAGR in proved reserves over past 3 years -- primarily through the drill bit
-     60% PDP at YE 03
-     All Maverick Basin reserves found above 7,000' of depth

During the presentation Mr. Thomae made the following statements:

   Referring to production levels -- "We expect the second half to show much stronger growth, although the first half is doing alright."
   Speaking of 2003's 20%+ reserves growth -- "We are on track to surpass that level in 2004."

Slide 10 - TXCO's Pipeline Synergy
Map of pipeline superimposed over lease location map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.

-     80-mile system offers ongoing cost savings
-     35 MMcfd capacity
-     Current throughput only 50% of capacity
-     Added compression can boost capacity to 100 MMcfd
-     Monitor activity by other basin producers

During the presentation Mr. Thomae mentioned that the pipeline has "healthy, growing operating margins."

Slide 11 - Updated CAPEX Guidance: Multi-Play, Multi-Pay

Slide contains two charts: 1) a pie chart showing budget dollars and number of wells for three focus areas and the Taylor well completion; and 2) a bar chart titled 5-Year CAPEX/Drilling Mix.

1)    Georgetown -- $9.3 million -- 28 Wells; Glen Rose Porosity/Reefs/Shoals -- $15.2 million -- 27        Wells + 4 Re-entries; San Miguel --$2.7 million -- 10 Wells; and the Taylor Well completion --        $350,000.

-      2004 CAPEX budget: $33 million
-      1st Half expenditures: $15 million
-      28 wells drilled 2004 to date

2)    Bar chart showing new wells, drilling and other components of CAPEX by year for the period 2000        through 2003 and estimated for 2004.

                              Number          CAPEX            New drilling as a
              Year        of wells            budget                 % of CAPEX
               2000            25           $11.2 million                 77%
               2001            25             17.8 million                 73%
               2002            37             27.1 million                 52%
               2003            71             37.5 million                 82%
               2004E          66E          33.4 million                 88%

Slide 12 - Multiple Plays -- Multiple Risk Profiles
Pie chart showing Risk components of 2004 drilling as a % of the drilling program.

Low Risk - 15%, Escondido, San Miguel (Pena Creek), and Glen Rose Shoal
Medium Risk - 75%, Olmos/CBM, Georgetown, Glen Rose Reef & Glen Rose Porosity
High Risk -  10%, Jurassic

Slide 13 - 3-Year Performance Comparisons
Slide contains two charts: 1) Rolling Gross Profit Return-On-Investment Ratio*, and 2) Drillbit F&D Costs*.

Chart 1 is a bar chart showing Return on Investment Ratios by 3-year periods from 1999 through 2003.
   Drillbit only: 1999-2001 - 181%; 2000-2002 -- 145%; and 2001-2003 -- 185%,
   All sources: 1999-2001 -- 152%; 2000-2002 -- 121%; and 2001-2003 -- 133%.

Chart 2 is a bar chart showing Drillbit Finding & Development costs per Mcfe by 3-year periods from 1999 through 2003.
       1999-2001 - $1.58; 2000-2002 - $1.41; and 2001-2003 - $1.66

J.S. Herold's Smallcap Universe spent $2.57/Mcfe to replace reserves by drillbit during 2000-2002.

*   See appendix for definitions

Slide 14 - Rolling 3-Year Production Replacement
Bar chart showing Production Replacement by 3-year periods from 1999 through 2003.
1999-2001 -- 168%; 2000-2002 -- 261%; and 2001-2003 -- 287%.

J.S. Herold's Smallcap Universe production replacement rate was 190% during 2000-2002

Slide 15 - Strong Cash Flows, Conservative Debt
Slide contains two charts: 1) EBITDA, EBITDAX, Cash Flows*, and 2) Debt/Cap Ratio*.

Chart 1 -- Bar chart showing EBITDA, EBITDAX and Cash Flows for 1998 through 2003.

Chart 2 -- Bar chart showing Debt/Cap Ratio by year for 1999 through 2003, in $ millions, and indicating Total Capitalization and percentages of Bank Debt and Preferred Stock Debt.
   Bank Debt: 1999 -- 11.3%; 2000 -- 4.9%; 2001 -- 3.6%; 2002 -- 16.3%; and 2003 - 22.5%.
   Preferred Stock Debt: 1999-2002 -- zero; 2003 -- 21.1%.

*  See appendix for definitions and reconciliation information.

During the presentation Mr. Thomae indicated that cash flow is "on track to meet or exceed" last year's levels. His conclusion was based on operating cash flows, before changes in operating assets and liabilities, which was $11.9 million for 2003. However, the number that was quoted was after changes in operating assets.

Slide 16 - TXCO Operational Snapshot

-  Leasehold: 646,000 Gross Acres
   -  Maverick Basin -- 554,000 acres (474,000 net)
      -  Largest Maverick Basin Mineral Leaseholder
   -  Williston Basin -- 92,000 acres (87,300 net)
-  Reserve Make Up -- December 31, 2003
   -  28.4 Bcfe -- 59% Proved Developed
      -  45% Oil -- 2,129 MBbls
      -  55% Gas -- 15.6 Bcf
   -  $56.8 million PV-10, +25% over 2002*
-  Net Daily Production Exit Rate
   -  15.1 MMcfe at June 30
   -  16.9 MMcfe at July 15
       -  33% Oil -- 837 BOPD
       -  67% Gas -- 10.1 MMcfd
   - 95% from Maverick Basin

*   See appendix for key assumptions

Slide 17 - Maverick Basin Acreage Growth
Lease location map shown.

-     Dominant Acreage Position
-     Strong Infrastructure
-     Operational Synergies
-     Early Acreage Aggregator
Table indicating the acreage held by year as follows: 1997 -- 56,400; 1998 -- 65,200; 1999 -- 115,000;    2000 -- 365,000; 2001 -- 372,000; 2002 -- 409,000; 2003 -- 480,000 and 2004 to date -- 554,000.

Slide 18 - Georgetown Faults: Repeatable Success
Picture of seismic for Comanche and Pena Creek Leases marking the Georgetown Fault Systems and indicating a 28-mile span. An area is circled indicating position of "exploded" views, which follow.

-     TXCO holds 350,000+ acres of this blanket hydrocarbon charged formation
-     13-of-14 Georgetown horizontal gas well completions using new seismic technique
-     17-of-19 overall well completions
-     28 wells planned in 2004
-     16 wells drilled to date in 2004
-     400+ sections with 3-D seismic coverage
-     300+ drillable prospects
-     Estimated cost per well:   $630,000 to $785,000
-     Gross reserves targeted/well:   Oil -- 50 to 100 MBbls;   Gas -- 1.5 Bcfe +/-

During the presentation, Mr. Thomae said "Since we reprocessed this seismic data ..... we are 100% on finding what we're looking for" in reference to Georgetown faults and fractures.

Slide 19 - 3-D Seismic Imaging Confirms TXCO's Georgetown Prospects
Picture of seismic imaging model.

-     Bird's eye seismic view of 1 square mile of Georgetown formation
-     Blue indicates locations of fracture-related structural depressions/traps

Slide 20 - 3-D Seismic Imaging Confirms TXCO's Georgetown Prospects
Picture of imaging model indicating the top and bottom of the Georgetown formation, and a +/- 600' thick span, as well as showing a new Georgetown horizontal well, a proposed Georgetown horizontal well, and an old vertical well to deeper formations.

Slide 21 - 3-D Seismic Imaging Confirms TXCO's Georgetown Prospects Same view as Slide 20 rotated to a different view.

Slide 22 - Glen Rose:  Three Plays in One
Drawing showing geologic formations and labeling the porosity interval, shoal and reef components.

-     Porosity discovery -- 2002
      -     28 wells drilled inception to date
      -     20 sq. miles identified
      -     Est. 100+ MM Bbls in place
      -     1.5+ MMBO production to date
      -     40 degree oil, fresh water
-     Shoals / Reefs -- gas prone
-     2004 updated drilling budget:
      -     23 Shoal/Reef wells
      -     8 Porosity wells

Slide 23 - The Glen Rose Plays
Picture of seismic data labeled as follows: Incremental Burr/Wipff Reefs; Paloma/Chittim Shoals/Reefs; and, Comanche Porosity.

-  200+ Prospective wells
       -   3-D/2-D defined
-     Gross reserves targeted/well
      -    Paloma/Burr - 2.5 Bcfe
      -    Comanche - 100 to 400 MBbls
-     Drilling and completion costs
      -  Paloma/Chittim/Burr: Vertical - $500,000; Horizontal - $750,000
      -  Comanche:  Vertical - $750,000; Horizontal - $900,000

Slide 24 - Expanded Glen Rose Reef Play
Picture of seismic across Burr/Wipff area.
-     Exploded view of the western extension of Chittim Anticline
-     15 Glen Rose Reefs draped across anticline
-     3 wells currently drilling or in completion

Slide 25 - Olmos/CBM Play: Coalbed Distribution in Maverick Basin
Map of leases with location of surface exposure, downdip limit of Olmos Coal and location of MSRL re-entries marked, as well as location of desorption tests and dewatering pilots. Map also indicates the location of the Dos Republicas permit, the MICARE mine blocks and the CFE power plant.

-     250,000+ acre lease block
-     36 wells dewatering
-     Currently drilling Multiple Short-Radius Laterals (MSRL)
-     Saturated coal averages 350 scf/ton gas
-     High-volatile bituminous C
-     CBM well cost: $150,000
-     1,000+ drillable locations
-     100% WI
-     1+ Tcf gross unrisked resource potential

Slide 26 - Maverick Basin's Jurassic Play
Map of the Maverick Basin area marking well locations of Humble/Exxon -- 1956; Shell -- 1953;
Conoco -- 1977; and Taylor 132-1.

-     First well to test Jurassic
-     Non-commercial, 1,200 Btu gas present -- low permeability
-     Source rocks -- sands, shales, carbonates confirmed
-     Flow-tested gas from Sligo
-     Preparing to test Pearsall
-     TXCO holds Jurassic rights across 300,000+ acres
-     2nd Jurassic well in planning

Slide 27 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Integrated Upstream/Midstream Assets
-     Proven Exploration Track Record
       -  Generating in-house prospects from 3-D analysis attracting industry partners and investors.
       -  Longstanding history of drilling success
-     Strong Multi-Pay Potential
       -  Multi-year drilling prospect inventory in core area
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas

Slide 28 - Multi-Play, Multi-Pay In the Maverick Basin Visit us on the Web at www.txco.com

Slide 29 - Appendix

-   Enterprise value -- Diluted shares, times share price, plus debt, plus preferred equity, less cash and equivalents.
-   Computer-assisted exploration (CAEX) -- The use of advanced computer technology to compile and assemble seismic and geologic data into a visualization of underground formations. This greatly increases the ability for exploration companies to pinpoint and tap hydrocarbons, while minimizing the total number of wells drilled.
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs.
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs.
-   Drillbit Finding and Development -- Costs per Mcfe include exploration costs and actual drilling costs incurred compared to the volume of new reserves added during the year.
-   Cash Flows -- Net cash provided by operating activities.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity).
-   SEC PV-10 Price deck -- Oil price of $30.06 per barrel based on a Dec. 31, 2003, South Texas Light Sweet posted price of $27.50 per barrel, adjusted by lease for quality, transportation fees and regional price differentials, Gas price of $5.77 per Mcf based on a Dec. 31, 2003, Houston Ship Channel spot market price of $5.76 per MMBtu, adjusted by lease for energy content, transportation fees and regional price differentials.